                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /


    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12


--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                        ELEPHANT & CASTLE GROUP, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:
                     April 27, 2004
        ------------------------------------------------------------------------

                       [ELEPHANT & CASTLE GROUP INC. LOGO]


                          ELEPHANT & CASTLE GROUP INC.

                                   INVITATION,
                                NOTICE OF MEETING
                              INFORMATION CIRCULAR

                                   PROXY FORM
                                       AND
                            SUPPLEMENTAL MAILING CARD

                        For the Annual General Meeting of
                          Elephant & Castle Group Inc.
                           To be Held on June 3, 2004

                          ELEPHANT & CASTLE GROUP INC.
                         12TH FLOOR -1190 HORNBY STREET
                              VANCOUVER, BC V6Z 2K5
                                     CANADA
                                 (604) 684-6451



May 5, 2004



Dear Shareholder:

     You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Elephant & Castle Group Inc. The Annual Meeting will be commencing at 10:00 AM on the morning of Thursday, June 3, 2004, in the Coquihalla Room on the 2nd floor of 1190 Hornby Street, Vancouver, B.C. Canada V6Z 2K5.

     The formal Notice of Annual Meeting and Information Circular accompanying this letter describes the business to be acted upon at the meeting. In addition, an informal report on the state of the Company's business and affairs will be provided to interested persons during any recess in formal proceedings.

     It is important that your shares be represented at the meeting. Therefore, I urge that you MARK, SIGN, DATE and RETURN PROMPTLY the enclosed PROXY in the envelope furnished for that purpose. If you are present at the meeting, you may, if you wish, revoke your proxy and vote in person. We are looking forward to seeing our shareholders at the meeting.


Sincerely,



/s/ RICHARD BRYANT
Richard Bryant,
President/Chief Executive Officer

                          ELEPHANT & CASTLE GROUP INC.
                         12th Floor -1190 Hornby Street
                              Vancouver, BC V6Z 2K5
                                     Canada
                                 (604) 684-6451


                        NOTICE OF ANNUAL GENERAL MEETING

                                  JUNE 3, 2004

     The Annual Meeting of Shareholders of Elephant & Castle Group Inc. (the "Company") will be held in the Coquihalla Room on the 2nd floor of 1190 Hornby Street, Vancouver, B.C., V6Z 2K5, on Thursday June 3, 2004 at 10:00 A.M. in the morning for the following purposes:

     (i) To elect seven (7) Directors, each to serve until the next annual meeting of shareholders of the Company;

     (ii) To consider and adopt, subject to shareholder approval, an alteration of the authorized share structure of the Company set forth in the Notice of Articles by creating 10,000,000 Preferred Shares with a par value of CDN $1.00 each and having the special rights and restrictions attached to the resolutions set forth in Exhibit A to this Proxy Statement;

    (iii) To consider and adopt, subject to shareholder approval, alteration to the Notice of Articles of the Company to remove the application of the Pre-existing Company Provisions deemed to apply to the Company by virtue of the coming into force of the new British Columbia BUSINESS CORPORATIONS ACT, all as set forth in the resolutions attached as Exhibit B to this Proxy Statement;

     (iv) To ratify the appointment of Pannell Kerr Forster Worldwide, as the Company's accountants for the fiscal year ending December 26, 2004; and

     (v) To consider such other business as may properly come before the meeting. In accordance with local practice in Canada, the shareholders will be receiving, considering and approving a report to the Shareholders from the Board of Directors; and receiving, considering and approving the Audited Financial Statements of the Company for the fiscal year ended December 28, 2003 and the Auditor's Report thereon.

     Shareholders of record at the close of business on April 8, 2004 are entitled to notice of and to vote at the meeting and any adjournment thereof.


                                      By order of the Board of Directors



                                      /s/ RICHARD BRYANT
                                      Richard Bryant,
                                      President/Chief Executive Officer

Vancouver, B.C.
May 5, 2004

                          ELEPHANT & CASTLE GROUP INC.
                                 (THE "COMPANY")
                            2004 INFORMATION CIRCULAR

     This Information Circular and form of proxy are intended to be first mailed to shareholders on or after May 10, 2004. Any shareholder submitting a proxy may revoke it at any time before it is voted at the Annual Meeting, by notifying the Corporate Secretary at the offices thereof, 12th Floor - 1190 Hornby Street, Vancouver, B.C. (604) 684-6451, in writing or in person at any time up to, and including, the last business day preceding the Annual Meeting or any adjournment thereof or, as to any matter is respect of which a vote shall not have already been cast pursuant to such proxy, with the Chairman of the Meeting on the day of the Meeting, or at any adjournment thereof.

     Only holders of the Company's Common Shares outstanding as of the close of business on April 8, 2004, the record date, will be entitled to vote at the meeting. The Company's only class of voting securities is its Common Shares, without par value. As of the record date, there are 5,246,504 Common Shares outstanding. Each Common Share is entitled to one vote. The representation in person, or by proxy, of a majority of the outstanding Common Shares is necessary to provide a quorum at the Annual Meeting. Votes withheld from a nominee for election as a director or votes on other matters that reflect abstentions or broker non-votes are counted as present in determining whether the quorum requirement is satisfied, but they have no other effect on voting for election of directors.

     This Information Circular is furnished in connection with the solicitation of proxies being made by the management of the Company. The expenses of this proxy solicitation, including the cost of preparing and mailing the Information Circular and proxy, will be paid by the Company. Such expenses may also include the charges and expenses of banks, brokerage firms, and other custodians, nominees or fiduciaries for forwarding proxies and proxy material to beneficial owners of the Company's Common Stock. The Company expects to solicit proxies primarily by mail, but directors, officers, employees and agents of the Company may also solicit proxies in person or by telephone or by other electronic means.

PRELIMINARY INFORMATION

     The Company is a corporation organized under the laws of the Province of British Columbia, Canada. The Company operates a chain of casual dining restaurants located throughout Canada, and in the United States. The Company also franchises its restaurants under the Elephant & Castle Pub & Restaurant and Alamo Steakhouse & Grill brand names.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     All holders of the Company's Common Shares (herein the "Common Shares") of record as of the close of business on April 8, 2004 are entitled to vote at the Annual Meeting. Each holder is entitled to one vote per Common Share. There is no cumulative voting.

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     To the knowledge of the directors and executive officers of the Company the following table sets forth, as of the date hereof, information relating to the beneficial ownership of the Company's Common shares by each person known to the Company to be the beneficial owner of more than 10% of the Common shares, by each director and executive officer of the Company and all directors and executive officers as a group:

----------------------------------------------------------------------------------------------------------------------
                 NAME                    NUMBER OF COMMON SHARES BENEFICIALLY      APPROXIMATE PERCENTAGE OF TOTAL
                                            OWNED OR OVER WHICH CONTROL OR      ISSUED AND OUTSTANDING COMMON SHARES
                                                DIRECTION IS EXERCISED
----------------------------------------------------------------------------------------------------------------------
General Electric Investment                            3,258,860                                62.1%
Private Placement Partners II(3)
----------------------------------------------------------------------------------------------------------------------
Jeffrey M. Barnett(1)                                    244,187                                 4.7%
----------------------------------------------------------------------------------------------------------------------
Richard Bryant(1)                                         26,000                                 < 1%
----------------------------------------------------------------------------------------------------------------------
George Pitman (1)                                         75,125                                 1.4%
----------------------------------------------------------------------------------------------------------------------
Colin Stacey(1)                                           25,500                                 < 1%
----------------------------------------------------------------------------------------------------------------------
David Wiederecht(1)(2)                                         -                                    -
----------------------------------------------------------------------------------------------------------------------
Richard Kelleher                                           9,000                                 < 1%
----------------------------------------------------------------------------------------------------------------------
Thomas Chambers                                            6,000                                 < 1%
----------------------------------------------------------------------------------------------------------------------
Peter Laurie                                                   -                                    -
----------------------------------------------------------------------------------------------------------------------
Roger Sexton                                                   -                                    -
----------------------------------------------------------------------------------------------------------------------
All Insiders, Directors, and Executive                 3,644,672                                69.5%
Officers as a Group
----------------------------------------------------------------------------------------------------------------------

     (1) Each person was appointed as a director at the last Annual General Meeting.

     (2) Mr. Wiederecht is employed by GE Asset Management Incorporated, general partner of GEIPPPII (defined below), the holdings of which are separately stated herein. Mr. Wiederecht and GEAM expressly disclaim any beneficial ownership of securities of the Company owned by GEIPPPII.

     (3) Excludes up to 4,707,618 additional Common shares issuable, under certain circumstances on conversion of Convertible Notes held by the Fund.

COMPLIANCE WITH SECTION 16(a) REPORTING

     Each director, officer and beneficial owner of ten percent (10%) or more of a registered class of the Company equity securities is required to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Shares and other equity securities of the Company by specific due dates. During the year ended December 28, 2003, based on the information provided by such persons to the Company all such filing requirements were complied with.

DISCLOSURE CONTROLS AND PROCEDURES

     The Chief Executive Officer and the Chief Financial Officer (its Principal Executive Officer and Principal Financial Officer respectively) have concluded, based on their evaluation as of a date within 90 days prior to the filing of this report, that the Company's disclosure controls and procedures are effective to ensure that information required to be disclosed by the Company in the reports filed or submitted by the Company to the Securities of Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms, and include controls and procedures designed to ensure that information required to be disclosed by the Company in such reports is accumulated and communicated to the Company's management, including the Chief Executive Officer and the Chief Financial Officer of the Company, as appropriate to allow timely decisions regarding required disclosure.

     In addition, there were no significant changes to the Company's internal controls or in other factors that could significantly affect these controls after their evaluation. There were no significant deficiencies or material weaknesses, and therefore there were no corrective actions taken.


                                  PROPOSAL ONE

                            ELECTION OF THE DIRECTORS

     The Company's Articles provide for the election of the Board of Directors at each annual meeting of the Company's Shareholders. Each person so elected shall serve until their respective successors shall have been elected and qualified. As required by the corporate legislation of British Columbia, advance notice of the Annual Meeting was published in the Vancouver Province newspaper in Vancouver, British Columbia, Canada on March 17, 2004. A subsequent notice regarding a change in the original meeting date will also be published.

     It is intended that votes will be cast, pursuant to authority granted by the enclosed proxy, for the election of the nominees named below as directors of the Company, except as otherwise specified in the proxy. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. In the event any one or more of such nominees shall be unable to serve, votes will be cast, pursuant to authority granted by the enclosed proxy, for such person or persons as may be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable, or who intends to decline, to serve as a director. The term of office for each elected director will expire at the Company's next Annual Meeting of Shareholders to be held in 2005.

     The names, ages, principal occupation and country of ordinary residence of the nominees as of the date hereof, and certain information about them, are set forth below:

NAME                           AGE         PRINCIPAL OCCUPATION

Jeffrey M. Barnett (a)          65         Founder and Director
(Canada)

Richard H. Bryant               50         President & Chief Executive Officer
(Canada)                                   of the Company

Thomas Chambers (a)             60         President, Senior Partners Services, Ltd.
(Canada)

Richard M. Kelleher (b)         54         Principal, Pyramid Advisors LLC
(U.S.)

George Pitman (b)               62         Founder and Director
(Canada)                                   Design Consultant

Colin Stacey (b)                64          Director & Restaurant Consultant
(Canada)

David Wiederecht (a)            47         Vice President, Alternative
(U.S.)                                     Investments, GE Asset Management Incorporated
--------------------

     (a)  Audit Committee as of 2003 - 2004

     (b)  Compensation Committee as of 2003 - 2004

EXECUTIVE OFFICERS AND DIRECTORS

     Jeffrey M. Barnett co-founded the predecessor of the Company in 1977 with his twin brother, Peter J. Barnett, and their long-time business colleague, Mr. George W. Pitman. Jeffrey M. Barnett served as Chief Executive Officer for the Company until March of 1998, and Chairman of the Board until July, 1999.

     Richard H. Bryant, was appointed President & Chief Executive Officer of the Company on October 22, 1999, having previously served as Chief Financial Officer since November, 1997. Prior to joining the Company, Mr. Bryant was Chief Financial Officer of the Keg Restaurants Limited, a subsidiary of Whitbread PLC, from August 1993 to June of 1997. Mr. Bryant has been serving as a director of the Company since March of 1998.

     Peter Laurie, was appointed Chief Operating Officer of the Company in September 2002, having previously worked in senior operational management of various casual dining concepts. From 1997 to 2002 Mr. Laurie was employed by Farside Hospitality Ltd dba Cactus Club Cafe.

     Roger Sexton, was appointed Chief Financial Officer of the Company in November 2002, having previously held various senior financial positions at retail companies in the UK. From 2000 to 2002, Mr. Sexton was Controller at Houwellings Nurseries Ltd, and from 1996 to 1999 was employed by Regus Business Centres PLC as UK Finance Director/Group Financial Controller.

     George W. Pitman, co-founded the predecessor of the Company in 1977 and has been continuously involved in the design development of Elephant & Castle restaurants, and construction of new Elephant & Castle restaurants. Mr. Pitman, through his company, G. Pitman Design, continues to be so involved as a consultant to the Company.

     David W. Wiederecht, is Vice President of Private Equity - Alternative Investments for GE Asset Management Investment Incorporated. Mr. Wiederecht is a portfolio manager responsible for implementing new business investments in private markets, including Real Estate and Private Equity for GE Asset Management. He is responsible for in excess of $1.0 billion in private market assets, including hotels, radio stations and internet investments. Prior to joining GE Asset Management in 1988 Mr. Wiederecht held several positions throughout the General Electric Company. Mr. Wiederecht was first elected to the Board of Directors of the Company in January, 1996. Companies in which he also serves as a Director include Edmunds.com, Freeplay Group, Freshnex, Inc., Navigant International, StarStruck/Proteam and The Rittenhouse. He holds a BA in Economics from St. Lawrence University.

     Colin J. Stacey, served as the Vice President and Chief Operating Officer of the Company from August 1997 to December 2002. Previously, Mr. Stacey was President and Chief Executive Officer of Keg Restaurants from 1992 to June of 1997. He has served as a director of the Company since 1997.

     Richard Kelleher, is a principal of Pyramid Advisors LLC, Boston Massachusetts, a hotel management company and advisory firm serving clients in all phases of the hospitality industry. Prior thereto, from 1997 to 1999, Mr. Kelleher served as President and Chief Operating Officer of Promus Hotel Corporation, successor corporation to Doubletree and Guest Quarters, which was partially owned by General Electric. He has served as a director of the Company since 2000.

     Thomas Chambers, F.C.A., is President of Senior Partners Services, and served for 26 years as a Partner in senior management roles with PricewaterhouseCoopers LLP. Tom is an acknowledged leader within the profession and business community on strategic and corporate governance issues. Tom has had significant Board experience, including serving on the Price Waterhouse Board, chairing the Compensation Committee and acting as the non-management Chair for the non-management meetings. While a Director for the Standards Council of Canada, a Federal Crown Corporation, he served as Chair of the Audit Committee and was a member of the Executive Committee. He has served as a director of the Company since June 25, 2002.

MEETINGS, ATTENDANCE, COMMITTEES

     The Board of Directors of the Company held 7 regular meetings in 2003. The Board maintains two Standing committees: the Compensation Committee and the Audit Committee. Each incumbent director attended at least 75% of the aggregate of: (1) the total number of Board meetings held during the period he was a director; and (2) the number of meetings held by all Committees of the Board on which he served during such period.

     It is the function of the Compensation Committee to review the Company's remuneration policies and practices, administer certain of the Company's incentive compensation and stock option plans, and make recommendations to the full Board with respect to the compensation of executive officers of the Company. Messrs. Colin Stacey, George Pitman and Richard Kelleher have heretofore served as the Compensation Committee. It is the function of the Audit Committee to review the external audit programs of the Company and to make recommendations to the Board of Directors of the Company concerning its appointment of independent auditors, the conduct of the audit and related matters. Messrs. Jeffrey Barnett, Thomas Chambers and David Wiederecht have heretofore served as the Audit Committee. The Committees meet separately from, but usually on the same days as, regularly scheduled Board meetings. The Company does not maintain a nominating committee or one performing similar function.

THE AUDIT COMMITTEE

     Current officers and managers of the Company and their immediate families are not eligible to serve on the Audit Committee.

     The Audit Committee has the responsibility to oversee all of the Company's financial transactions and to interact directly with the independent outside auditors of the Company, conferring with such auditors from time to time as reasonably required, at least once annually, in the absence of all current officers and managers of the Company.

     The Audit Committee makes formal recommendations to management concerning financial controls and is responsible for the retention, review and selection of outside auditors of the Company.

     In 2003 the Board adopted a revised Audit Committee Charter, a copy of which is attached as Exhibit C.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is composed of three (3) non-management directors, Messrs. Thomas Chambers, Chairman, David Wiederecht and Jeffrey Barnett. Mr. Chambers was added to the Board of Directors in June 2002. The Audit Committee operates under a written Charter adopted by the Board of Directors.

     The Audit Committee of the Board of Directors has reviewed and discussed the Company's audited financial statements for the year ended December 28, 2003, and discussed with the Company's independent auditors, Pannell Kerr Forster Worldwide, the matters required to be discussed by Statement of Auditing Standards No. 61, "Communication with Audit Committee," and received the written disclosures and letter from such independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed with Pannell Kerr Forster Worldwide that firm's independence from the Company and its management. The aggregate fees billed for professional services rendered by this firm for its audit of the Company's annual financial statements for the year ended December 28, 2003 and for its review of interim statements was CDN $75,000. In addition, Pannell Kerr Foster Worldwide provided tax consultancy for Canadian and US Operations, totaling $4,000 for the year ended December 28, 2003. No other services were rendered by Pannell Kerr Forster Worldwide for the fiscal 2003. The Audit Committee has determined that the provision of such services and the payment of such fees is compatible with the independence of Pannell Kerr Forster Worldwide as the Company's auditors.

     Based upon the matters referred to above, the Audit Committee has recommended to the Company's Board of Directors the inclusion of the Company's audited financial statements to be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 28, 2003 to be filed with the U.S. Securities and Exchange Commission, and on such other forms and with such other agencies as required by the fact that the Company is a corporation organized and existing under the laws of British Columbia, Canada and subject to the jurisdiction thereof and regulations thereunder.

                                               Tom Chambers, Chairman
                                               David Wiederecht
                                               Jeffrey Barnett

COMPENSATION OF DIRECTORS


     Directors who are not employees or officers of the Company (herein the "Outside Directors") were separately compensated for their services as follows: CDN$2,500 per quarter plus 3,000 Common shares for each year of service. The Chairs of the Audit Committee and the Compensation Committee receive an additional CDN$2,500 per quarter. Certain Outside Directors have elected not to accept cash compensation and have redirected their Common Share compensation to their employer. No director is currently or was during the past fiscal year indebted to the Company


EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee (the "Committee") is currently composed of three directors, Messrs. Richard Kelleher, Chairman, George Pitman, and Colin Stacey. During 2003 the Committee has not altered or otherwise modified the compensation practices and general rates which previously prevailed for the principal executives of the Company. The Committee reviewed and approved a compensation package for Mr. Bryant, the President and Chief Executive Officer of the Company.

                                               The Compensation Committee
                                               By: Richard Kelleher, Chairman
                                                   George Pitman
                                                   Colin Stacey

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Richard Kelleher, an Outside Director, is currently serving as Chairman of the Compensation Committee. Six of the existing seven directors, and nominees for re-election, are not full time employees of the Company. The Company intends to continue a policy of having directors unaffiliated with management to constitute a majority of the full Board, and at least one half of the members of the Compensation Committee and the Audit Committee. Filling vacancies on the Board may require finding Canadian residents willing to so serve, since the Board of any corporation organized under the laws of British Columbia must consist of a majority of Canadian residents. There are no interlocks among the members of the Compensation Committee.

SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of the compensation of the Chief Executive Officer of the Company and the other most highly paid executive officers of the Company serving as such ("Named Executive Officers") as of the end of the last fiscal year for their services rendered during fiscal years 2003, 2002, and 2001 . All figures are in Canadian dollars, unless otherwise stated. The relative value of the Canadian dollar compared to the U.S. dollar fluctuates from time to time. During 2003, the average value was each CDN $1.00 equals U.S. $0.714.

------------------------------------------------------------------------------------------------------------------------------
                                                  Annual Compensation         Long Term Compensation
  Name and Principal Position              ----------------------------------------------------------
                                                                                      Awards
                                                                              -----------------------
                                   Year       Salary             Bonus             Securities Under            All Other
                                                                                Options Granted(2)          Compensation(1)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Richard Bryant, President and      2003      $220,000          $25,000                    -                     $11,981
Chief Executive Officer            2002      $210,000          $30,000                    -                      $1,494
                                   2001      $193,269          $15,000                    -                      $1,790
------------------------------------------------------------------------------------------------------------------------------
Peter Laurie,                      2003      $132,500          $10,938                    -                     $12,009
Chief Operating                    2002      $ 36,058                -                    -                      $7,107
Officer                            2001             -                -                    -                           -
------------------------------------------------------------------------------------------------------------------------------
David Evans, Vice President,       2003    US$100,000        US$ 7,000                    -                   US$10,729
Franchise Development              2002    US$ 96,000        US$ 7,000                    -                   US$ 8,043
                                   2001    US$ 96,000        US$ 7,000                    -                           -
------------------------------------------------------------------------------------------------------------------------------
Moez Premji,                       2003      $101,400          $17,820                    -                      $3,933
Director of Operations -           2002      $ 99,000          $19,800                    -                      $1,196
Western Region                     2001      $ 96,846          $19,000                                           $  864
-------------------------------------------------------------------------------------------------------------------------------
John Luvison, Director of          2003      $ 97,500          $17,100                    -                      $5,081
Operations - Eastern Region        2002      $ 95,000          $14,250                    -                           -
                                   2001      $ 92,308          $ 9,000                    -                           -
------------------------------------------------------------------------------------------------------------------------------

     (1) Other compensation consists of medical benefits, life insurance premiums and a rent allowance paid to the Chief Operating Officer.

     (2) Adjusted to reflect the 1 for 2 reverse split, which was effective March 23, 2000

     (3)  20,000 options were granted in January 2001 and issued in April 2002

     The Company currently does not maintain, and none of the Named Executive Officers are eligible for, deferred compensation, long-term incentive plan payouts, restricted stock awards, or other similar compensatory arrangements.

OTHER COMPENSATION INFORMATION

     The aggregate compensation paid or payable directly to the Company's directors and executive officers as a group (including the Named Executive Officers) by the Company for the year ended December 28, 2003 was $1,034,126. These amounts include salaries, fees, commissions and bonuses, but exclude the value of options granted in partial compensation for salary or bonus. In addition, the directors and executive officers as a group earned taxable benefits in 2003 aggregating $51,234 comprising standard medical benefits and life insurance premiums and a rent allowance for the Chief Operating Officer.

EMPLOYMENT AGREEMENTS

     None of the Company's executive officers, other than Rick Bryant, as President, and Chief Executive Officer has an Employment Agreement with the Company. Mr. Bryant is employed by the Company pursuant to a two year employment agreement, based on an initial base salary of CDN $220,000 with bonus potential of up to 25% of salary, and family life insurance of CDN $600,000. Mr. Bryant is entitled to annual salary review and one year's severance payment in the event of non-renewal of the Employment Agreement after expiration on December 31, 2004.

EMPLOYEE STOCK OPTION AND STOCK COMPENSATION PLANS

     The Board of Directors of the Company has adopted three stock plans, and the Shareholders have ratified such plans. These plans are the 1993 Stock Option Plan (the "1993 Plan") the 1997 Stock Compensation Plan (the "1997 Plan"), and the 2001 Management Stock Option and Bonus Plan (the "2001 Plan"). 50,000 Common shares of the Company were initially set aside for grants pursuant to the 1993 Plan, while 200,000 Common shares of the Company were set aside pursuant to the 1997 Plan, the number of Common shares in each case being adjusted to reflect the 1 for 2 reverse split which became effective on March 23, 2000. Under the 2001 Plan an aggregate of 950,000 Shares (post-split) were reserved for issuance to key employees pursuant to Stock Options ("Options") and Restricted Stock Awards ("Awards"). All employees of the Company and its subsidiaries are eligible for grants of Awards and Options. No more than 750,000 Shares may be used for Options; and no more than 200,000 Shares may be used for Awards. Options may not be granted below the greater of U.S. $1.00 per Share or the fair market value of the Shares on the date of grant. The Plan is administered by the Compensation Committee. To date, Options relating to an aggregate of 400,000 Shares have been granted under the 2001 Plan. Of those amounts, Options relating to 235,000 Shares, and Awards relating to nil Shares, have been granted to executive officers and directors of the Company.

TOTAL OPTIONS/WEIGHTED AVERAGE EXERCISE PRICE

     There were an aggregate of 584,000 options outstanding at December 28, 2003, exercisable at various prices at a weighted average exercise price of U.S. $5.70 per share. The number of options has been adjusted to reflect the 1 for 2 reverse split which was effective March 23, 2000.

INDEMNIFICATION OF DIRECTORS OR OFFICERS

     The Company made no indemnification payment during the 2003 financial year to directors or officers of the Company.

PERFORMANCE TABLE

     The following table compares the total cumulative shareholder return for $100.00 invested in Common shares on December 31, 1998 with the total returns of the S&P Restaurant Index and the NASDAQ Composite Index:

--------------------------------------------------------------------------------
                          ELEPHANT & CASTLE GROUP INC.
--------------------------------------------------------------------------------
                               5 YEAR PERFORMANCE
--------------------------------------------------------------------------------
                 ELEPHANT & CASTLE           S&P 500                  NASDAQ
  MONTH                                     RESTAURANT              COMPOSITE
--------------------------------------------------------------------------------
  Dec-98              $100.00                $100.00                 $100.00
--------------------------------------------------------------------------------
  Mar-99              $133.33                $121.34                 $112.52
--------------------------------------------------------------------------------
  Jun-99              $ 92.59                $109.52                 $123.11
--------------------------------------------------------------------------------
  Sep-99              $ 44.44                $109.21                 $129.54
--------------------------------------------------------------------------------
  Dec-99              $ 48.18                $101.73                 $192.96
--------------------------------------------------------------------------------
  Mar-00              $ 50.01                $ 94.00                 $228.23
--------------------------------------------------------------------------------
  Jun-00              $ 37.04                $ 84.25                 $200.45
--------------------------------------------------------------------------------
  Sep-00              $ 17.60                $ 81.18                 $188.13
--------------------------------------------------------------------------------
  Dec-00              $  2.07                $ 91.82                 $128.98
--------------------------------------------------------------------------------
  Mar-01              $ 11.26                $ 77.79                 $ 86.78
--------------------------------------------------------------------------------
  Jun-01              $ 12.59                $ 82.23                 $ 83.55
--------------------------------------------------------------------------------
  Sep-01              $  6.22                $ 76.82                 $ 76.16
--------------------------------------------------------------------------------
  Dec-01              $  8.89                $ 82.40                 $ 67.61
--------------------------------------------------------------------------------
  Mar-02              $ 17.78                $ 91.01                 $ 68.17
--------------------------------------------------------------------------------
  Jun-02              $  9.48                $ 93.40                 $ 71.20
--------------------------------------------------------------------------------
  Sep-02              $  9.63                $ 68.83                 $ 66.62
--------------------------------------------------------------------------------
  Dec-02              $ 12.00                $ 62.65                 $ 62.17
--------------------------------------------------------------------------------
  Mar-03              $  9.63                $ 62.17                 $ 56.07
--------------------------------------------------------------------------------
  Jun-03              $  8.59                $ 78.69                 $ 69.52
--------------------------------------------------------------------------------
  Sep-03              $  7.70                $ 84.61                 $ 78.81
--------------------------------------------------------------------------------
  Dec-03              $  9.78                $ 94.08                 $ 87.61
--------------------------------------------------------------------------------

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

     No director, executive officer, proposed nominee for election as a director, nor any of their respective associates or affiliates is or has been at any time since the beginning of the last completed financial year indebted to the Company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Other than as set forth herein, no Director or officer of the Company, person who was a Director or Officer of the Company at any time since the beginning of its last completed financial year, Shareholder who holds more than 10% of the voting rights attached to the shares of the Company or any associate, or affiliate of any of the foregoing has any material interest in any matter to be acted upon at the Meeting.

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

     Other than as disclosed below, no insider, proposed nominee for election as a director, or any associate or affiliate of the foregoing, had any material interest, direct or indirect, in any transaction or proposed transaction since the beginning of the last completed financial year which has materially affected or would materially affect the Company.

     Other than as disclosed below, the Company is not aware of any material transaction, involving any director or executive officer or proposed nominee for election as a director or any Shareholder who holds more than 10% of the voting rights attached to the Common shares of the Company or any associate or affiliate of any of the foregoing, which has been entered into since the commencement of the Company's last completed financial year or in any proposed transaction which, in either case, has materially affected or will materially affect the Company or any of its subsidiaries.

GEIPPPII


     In December 2000 the Company reached an agreement with the holders of its 8% notes whereby $1,583,000 U.S. ($2,374,000 CDN.) was converted into 791,250 shares. During 2001, $1,000,000 U.S. was renegotiated and included in the $10,000,000 U.S. of convertible subordinated notes (see below). The conversion rate on the remaining $683,000 remains unchanged at $4 U.S. per share.


     In June 2001, the Company and General Electric Investment Private Placement Partners II ("GEIPPPII") agreed to renegotiate the terms on $10,000 U.S. of convertible subordinated notes and debentures held by GEIPPPII. As part of the renegotiation, the Company issued 2,600,000 shares in payment of accrued interest, reduction of future interest rate and issued the following notes.


     o $5,000,000 US of the restated and amended senior secured convertible 6% notes (the "senior notes") (note 6); and


     o $5,000,000 US of the restated and amended junior secured convertible 6% notes (the "junior notes"), in exchange for the securities to be surrendered by GEIPPPII.


     Both the senior notes and the junior notes shall be convertible into shares of the Company's common shares at the holder's option. However the junior notes are mandatorily convertible into common shares, subject to certain targeted performance requirements to be measured by the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA"). These targets were originally as follows:

     (i) On or after September 1, 2002, $1,250,000 US of the junior notes would convert into common shares at a conversion price at one dollar ($1.00
          US) per share (1,250,000 shares);

     (ii) On or after September 1, 2003, $1,250,000 US of the junior notes would convert into common shares at a conversion price of one dollar and twenty-five cents ($1.25 US) per share (1,000,000 shares);

    (iii) On or after September 1, 2004, $1,250,000 US of the junior notes would convert into common shares at a conversion price of one dollar and fifty cents ($1.50 US) per share (833,333 shares); and

     (iv) On or after September 1, 2005, $1,250 US of the junior notes would convert into common shares at a conversion price of one dollar and seventy-five cents ($1.75 US) per share (714,286 shares);


     Conversion was originally subject only to the Company's meeting certain minimum tests of EBITDA during each twelve month period ended each June 30, preceding each such conversion date. The EBITDA targets for mandatory conversion were originally fixed as follows:


      ------------------------------------------------------------------
      12 Month Period                 Conversion Date            EBITDA
      ------------------------------------------------------------------
      June 30, 2002                   September 1, 2002     US$3,000,000
      ------------------------------------------------------------------
      June 30, 2003                   September 1, 2003        3,750,000
      ------------------------------------------------------------------
      June 30, 2004                   September 1, 2004        4,500,000
      ------------------------------------------------------------------
      June 30, 2005                   September 1, 2005        5,000,000
      ------------------------------------------------------------------


     For the twelve month period ended June 30, 2002, the Company did not achieve the above EBITDA target. It did, however, achieve 67% of the target, and therefore would still have been able to convert both the first and second tranche of junior notes into equity, if the Company had met 100% of its EBITDA target for the twelve months ending June 30, 2003. Achievement of 80% of EBITDA target for the twelve months ending June 30, 2003 would have allowed the Company to convert two thirds of the second tranche of junior notes into equity, but the Company would have lost the ability to convert any of the first tranche.

     For the twelve month period ended June 29, 2003, the Company achieved less than 67% of the original EBITDA target. Under the terms of the original agreement, this would have required the Company to reclassify the first two tranches as a debt instrument.

     The Company has, however, reached an agreement with GEIPPPII to modify the terms of the junior notes, such that the test for mandatory conversion of all four tranches is dependent on achievement of EBITDA targets for the twelve months ending June 30, 2005. Accordingly, no reclassification of the junior notes is required at this time. The agreed amended EBITDA targets for the four tranches are now respectively as follows:


      ------------------------------------------------------------------
      12 Month Period                 Conversion Date            EBITDA
      ------------------------------------------------------------------
      June 30, 2005                   September 1, 2005     US$3,000,000
      ------------------------------------------------------------------
      June 30, 2005                   September 1, 2005        3,750,000
      ------------------------------------------------------------------
      June 30, 2005                   September 1, 2005        4,500,000
      ------------------------------------------------------------------
      June 30, 2005                   September 1, 2005        5,000,000
      ------------------------------------------------------------------


     Interest payments on the junior notes in the amount of 6% shall be payable in arrears. The Company shall have the option to pay up to one-half of the interest, in common shares upon each conversion date. The interest payment shares will be valued at U.S. $ 0.40.


     The junior notes are considered a compound instrument and have been included in the financial statements as part of other paid-in capital. Interest payable with cash has been discounted and included in the consolidated financial statements as other liabilities of $8,000 and accounts payable and accrued liabilities of $594,000 as of December 28, 2003.


     On initial recognition, the Company presented the above mentioned junior notes as an equity instrument as management believed the Company would meet the EBITDA requirements. In accordance with Canadian generally accepted accounting principles, once initial recognition is made, such determination should not be changed until the triggering event has occurred. Therefore, if the Company does not reach the required EBITDA, the notes will be reclassified as a debt instrument at such time when the conversion feature is no longer available to the Company. For accounting purposes, this would represent a change in estimate and as such, interest from the reclassified notes will be recorded as interest on a prospective basis.

     The Company has initiated preliminary discussions with GEIPPPII relative to the possibility of exchanging Preferred Shares for some, or substantially all, of the Senior Notes and Junior Notes held by GEIPPPII. There is no assurance that such discussions will be successful.

                                  PROPOSAL TWO

                  AMENDMENT TO NOTICE OF ARTICLES AND ARTICLES
            TO AUTHORIZE THE ISSUANCE OF A CLASS OF PREFERRED SHARES

     The Board of Directors has proposed, subject to the approval of the shareholders, by way of Special Resolution, an amendment to the Company's Notice of Articles and Articles to alter the authorized share structure of the Company by creating a class of Preferred Shares. The Board recommends that the shareholders approve the amendment by voting in favor of this proposal, after due consideration.

     If adopted, this proposal would amend the Notice of Articles of the Company to create a class of 10,000,000 Preferred Shares and would amend the Articles to create the special rights and restrictions attached thereto. The Company currently has 20,000,000 Common Shares authorized, of which 5,246,504 are outstanding. An additional 6,801,363 Common Shares are reserved for issuance pursuant to existing Convertible Notes, Warrants and employee stock options.

     The proposed class of 10,000,000 Preferred Shares will have a par value of $1.00 CDN per share and will be issuable from time to time in one or more series and in such numbers and with such special rights and restrictions attached to each series, including dividend or interest rates, conversion prices, voting rights, redemption prices and maturity dates, as the Board of Directors of the Company determine. For the reasons hereinafter stated, the Board believes adoption of this proposal is in the best interests of all of the shareholders and recommends that shareholders vote in favor of its adoption.

     The Board believes that the Preferred Shares are necessary for the potential future growth of the Company, including possible financings and that it would be appropriate to have available Preferred Shares to enable management to have greater flexibility in reorganizing past financial obligations and arranging financing for new restaurants. Preliminary discussions with an unaffiliated third party regarding CDN $5,000,000 financing for new restaurants have been initiated. No offer has been made, and there is no assurance that any offer will result, with or without the Preferred Shares.

     The Preferred Shares may be entitled to a cumulative annual dividend payable in cash or Common Shares. Future series of the Preferred Shares may also be made convertible, at the option of the holder, into Common Shares at a ratio to be fixed at the time of issuance of the Preferred Shares or any series thereof, based upon market conditions at the time. The Preferred Shares may or may not be made redeemable, and, if made redeemable, may be required to be redeemed at par, or at par plus a redemption premium. The Preferred Shares are likely to have a preference on the payment of dividends and in the event of any liquidation, dissolution or winding-up of the Company. The holders of the Preferred Shares may have the right to vote in Company affairs, including the election of directors, including as a separate class on certain specific matters specifically affecting the class. Any separate series of Preferred Shares may have rights and restrictions different from any other series. The Board will have wide discretion.

     If the proposal for the creation of the Preferred Shares is approved, Management proposes to seek to finalize a financing for new restaurants. The Board of Directors proposes to use the authority to designate the rights and restrictions of an initial class of Preferred Shares to be offered to GEIPPPII (as defined above) in exchange for some, but not all, of the Senior Secured Notes due September 1, 2005, held by GEIPPPII, which exchange would likely be a condition of any new financing. If authorized, the Preferred Shares would also be available to management for the new financing transactions, and the Board of Directors would be authorized to determine the terms and conditions relating to the issuance of such Preferred Shares. In the opinion of the Board, the existence of the Preferred Shares would serve as a valuable tool in aiding management's current search for additional capital for new restaurants.

     Any issuance of additional Common Shares and/or Preferred Shares could have the effect of diluting the earnings per share and book value per share of the existing Common Shares, and such additional securities will have the effect of diluting, whether or not dilutive of financial results, the absolute percentage ownership of existing holders.

     Preferred Shares could therefore be issued to GEIPPPII or other parties, or on other terms, which adversely impact the interests of holders of Common Shares. The Preferred Shares could also be potentially used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise gain control of the Company. The Preferred Shares could be privately placed with purchasers committed to side with the management of the Company in opposing a hostile tender offer or other attempt to change operating control. In such ways, the authorization of the Preferred Shares and the prospective issuance thereof could be seen as an anti-takeover device which might preclude shareholders from maximizing their advantages of ownership of the Common Share Equity of the Company, which they might otherwise consider to be favorable to their interests. GEIPPPII, however, already owns 62.1% of the Common Shares.

     The Board of Directors is not aware of any effort to change control of the Company, and the Board has no present intention of authorizing the issuance of Preferred Shares to any holder, other than on economic and financial terms deemed to be in the Company's best interests.

     The full text of the resolutions to create the class of Preferred Shares is set forth in Exhibit A to this Proxy Statement, distributed in connection with the Annual Meeting of Shareholders of the Company. The affirmative vote of 75% of the Common Shares present and voting at the meeting is necessary to approve this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE SPECIAL RESOLUTIONS AS SET FORTH IN PROPOSAL TWO.

                                 PROPOSAL THREE

                   REMOVAL OF PRE-EXISTING COMPANY PROVISIONS
                UNDER NEW BRITISH COLUMBIA CORPORATE LEGISLATION

     The British Columbia BUSINESS CORPORATIONS ACT (the "new Act"), which replaced the British Columbia COMPANY ACT (the "old Act"), came into force on March 29, 2004.

     The Company is a "pre-existing company" under the new Act (that is, a company in existence at the time the new Act came into force). As a pre-existing company, the Company must do a transition rollover within two years after the coming into force of the new Act, that is, by March 28, 2006. The directors of the Company intend to complete the transition rollover prior to the date of the Annual Meeting.


     Certain Pre-Existing Company Provisions, or "PCPs", have automatically applied to the Company since the new Act came into force. The PCPs effectively subsume various provisions of the old Act, such as the threshold for a special resolution of shareholders. If the PCPs are removed, the threshold for special resolutions of the shareholders of three-quarters of the votes cast at a shareholders meeting will be reduced to the default under the new Act of two-thirds of the votes cast at a shareholders meeting. After the Company has done the mandatory transition rollover referred to above, it will then be possible to remove the application of the PCPs by way of special resolution altering the Notice of Articles of the Company.


     It is not possible to eliminate just some of the PCPs; they must either be left to apply in their entirety or they must be removed in their entirety. The substance of any of them may be incorporated into the Articles of the Company at a later date.

     The Board of Directors has proposed, subject to the approval of the shareholders, by way of Special Resolution, an amendment to the Company's Notice of Articles to remove the PCPs. The Board of Directors does not currently recommend any changes to the Company Articles to reintegrate any of the PCPs.

     The full text of the resolutions to remove the PCPs is set forth in Exhibit B to this Proxy Statement, distributed in connection with the Annual Meeting of Shareholders of the Company. The affirmative vote of 75% of the Common Shares present and voting at the meeting is necessary to approve this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE SPECIAL RESOLUTIONS AS SET FORTH IN PROPOSAL THREE.

                                  PROPOSAL FOUR

                    RATIFICATION OF SELECTION OF ACCOUNTANTS

     The Audit Committee of the Board of Directors is responsible for review, retention and selection of the Company's independent accountants. The Audit Committee enforces the prohibition upon certain non-audit services by the independent accountants, and is required to grant its approval in advance for any permissive audit-related services to be performed by the independent auditors.

     The Audit Committee of the Company has selected Pannell Kerr Forster Worldwide to serve as the independent accountants of the Company for the fiscal year 2004. The Board of Directors recommends such selection for ratification by the shareholders. Pannell Kerr Forster Worldwide has served as the Company's independent accountants since 1993.

     Pannell Kerr Forster Worldwide has advised the Company that it has no direct or indirect financial interest in the Company or its subsidiaries nor any other connection therewith except in the capacity of independent public accountants.

     A representative of Pannell Kerr Forster Worldwide is expected to be present at the Annual Meeting of the Shareholders. Such representative will have the right to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     The proposal for ratification of the selection of Pannell Kerr Forster Worldwide requires the approval of a majority of the Common Shares present and voting at the meeting. If the proposal should not be approved, the Audit Committee would have to select an alternate firm of auditors.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

                       AVAILABILITY OF REPORT ON FORM 10-K

     The Company's Annual Report is being provided to shareholders together with this Information Circular. The Annual Report is not incorporated in this Information Circular by reference. Any shareholder of record and each beneficial owner of the Company's securities not in receipt of Form 10-K may obtain a copy thereof without charge upon written request addressed to Richard Bryant, President & Chief Executive Officer, c/o: Elephant & Castle Group Inc., 12th Floor - 1190 Hornby Street, Vancouver, British Columbia, Canada V6Z 2K5.

                              SHAREHOLDER PROPOSALS

     There is no provision in the COMPANY ACT OF BRITISH COLUMBIA entitling the shareholders of the Company incorporated thereunder to initiate proposals for an annual general meeting. The Company is incorporated pursuant to the COMPANY ACT OF BRITISH COLUMBIA.

                                    APPROVAL

     The Board of Directors of the Company have approved the contents of this Proxy Information Circular, and have further approved the sending of it to the Shareholders of the Company.

DATED at Vancouver, British Columbia, as of the 6th day of May, 2004 (mailing date).

                                          ELEPHANT & CASTLE GROUP INC.

                                          BY THE ORDER OF THE BOARD OF DIRECTORS

                                          /s/ RICHARD H. BRYANT
                                          RICHARD H. BRYANT
                                          President & Chief Executive Officer

                                    EXHIBIT A

                          ELEPHANT & CASTLE GROUP INC.
                                 (THE "COMPANY")

    DRAFT SPECIAL RESOLUTIONS FOR APPROVAL BY THE SHAREHOLDERS OF THE COMPANY

RESOLVED, AS SPECIAL RESOLUTIONS, THAT:

1. The authorized share structure of the Company be altered by creating 10,000,000 Preferred shares with a par value of CAD$1.00 each and having attached thereto the special rights and restrictions set out in Part 24 below.

2. The Articles of the Company be altered by adding as Part 24 below the special rights and restrictions set out in Part 24.1 below.

3. Fasken Martineau DuMoulin LLP be appointed as the Company's agents to file the Notice of Alteration with the Registrar of Companies to effect these resolutions.

4. The alteration made to the Company's Articles shall take effect upon filing of the Notice of Alteration with the Registrar of Companies.


5. Any one Director or officer of the Company is and shall be the agent of the Company and is hereby authorized and directed for and on behalf of the Company to execute and deliver, under corporate seal of the Company or otherwise, all such documents and instruments and to do all such other acts and things as in his or her opinion may be necessary or desirable to give full effect to these resolutions.


              PART 24 - SPECIAL RIGHTS AND RESTRICTIONS ATTACHED TO
                                PREFERRED SHARES

24.1 The Preferred shares may, at any time or from time to time, be issued in one or more series, and the directors may, by resolution, determine the designation of the Preferred shares of each series and alter the Articles of the Company to create, define and attach special rights and restrictions to the Preferred shares of each series subject to the special rights and restrictions attached to the Preferred shares by this Part. A resolution of the directors under this section may only be passed prior to the issue of shares of the series to which the resolution relates.

                                    EXHIBIT B

                          ELEPHANT & CASTLE GROUP INC.
                                 (THE "COMPANY")

    DRAFT SPECIAL RESOLUTIONS FOR APPROVAL BY THE SHAREHOLDERS OF THE COMPANY

WHEREAS:

A. Pursuant to the BUSINESS CORPORATIONS ACT (British Columbia) (the "New Act"), the Company, as a pre-existing British Columbia Company, has filed a Transition Application containing a Notice of Articles with the Registrar of Companies;

B. The Notice of Articles contains a statement that the Pre-existing Company Provisions ("PCPs") apply to the Company; and

C. The Directors of the Company have determined that it is in the best interests of the Company to remove the PCPs;

RESOLVED, AS SPECIAL RESOLUTIONS, THAT:

1. The Notice of Articles of the Company be altered to remove the application of the PCPs, an explanation of which is attached as Schedule A to these resolutions;

2. Fasken Martineau DuMoulin LLP be appointed as the Company' agents to file a Notice of Alteration with the Registrar of Companies to effect these resolutions; and

3. Any one Director or officer of the Company is, and the agents of the Company are, hereby authorized and directed for and on behalf of the Company to execute and deliver, under corporate seal of the Company or otherwise, all such documents and instruments and to do all such other acts and things as in his or her opinion may be necessary or desirable to give full effect to these resolutions.

                                  SCHEDULE "A"

                         PRE-EXISTING COMPANY PROVISIONS

The British Columbia BUSINESS CORPORATIONS ACT (the "new Act"), which replaced the British Columbia COMPANY ACT (the "old Act"), came into force on March 29, 2004. The Company is a "pre-existing company" under the new Act (that is, a company in existence at the time the new Act came into force). As a pre-existing company, the Company must do a transition rollover within two years after the coming into force of the new Act.

Certain provisions of the old Act, which are described below, have been changed by the new Act, but these provisions have been grandfathered for pre-existing companies. This has been done by moving these provisions into a regulation and designating them as the "Pre-Existing Company Provisions" or the "PCPs". The PCPs automatically apply to all pre-existing companies.

After the mandatory transition rollover is completed, the PCPs may be removed with shareholder approval. It is not possible to eliminate just some of the PCPs; they must either be left to apply in their entirety or they must be removed in their entirety.

The directors recommend that the shareholders approve the removal of the application of the PCPs. The substance of the PCPs is summarized below, and many of the PCPs were inapplicable to the Company even under the old Act for the reasons as described below:

SPECIAL MAJORITY AND SPECIAL RESOLUTIONS

The PCPs provide that the majority of votes required for the Company to pass a special resolution at a shareholders' meeting (a "special majority") is three-quarters of the votes cast. If the PCPs are removed, the special majority for the Company will be two-thirds (rather than three-quarters) of the votes cast at a shareholders' meeting on particular resolutions. This is the threshold typically found in other Canadian federal and provincial corporate legislation.

A few of the corporate steps which require a special majority or a special resolution are approvals of some amalgamations and arrangements, reductions of capital, removals of directors, approvals of conflicts of interest of directors and senior officers, and disposal of substantially all of a company's undertaking.

SHARES WITHOUT PAR VALUE

Another PCP provides that the issue price for shares without par value must be set by a special resolution of the Company. If the PCPs are made inapplicable, the issue price for shares without par value will be able to be set by a directors' resolution. Of course, shares with par value cannot be issued for less than the par value of the shares under the new Act.

PRE-EMPTIVE RIGHTS ON ALLOTMENT (ISSUE) OF SHARES

Another PCP contains the pre-emptive rights on the allotment (issue) of shares which were contained in the old Act. These rights did not apply to a reporting company, such as the Company, under the old Act. Therefore, if the PCPs are made inapplicable, there will be no change for the Company.

RATEABLE REPURCHASE OF SHARES

Another PCP continues the provisions in the old Act requiring that, before the Company purchases any of its shares, it must offer to purchase the same number of shares of the particular class (or series) rateably from shareholders of the same class (or series). The PCPs contain some exemptions from this requirement, some of which were grandfathered from the old Act and some of which are new. If the PCPs are made inapplicable, the provisions in the PCPs requiring a rateable purchase of shares whenever the Company purchases any of its shares will not apply.

RATEABLE REDEMPTION OF SHARES

Another PCP continues the requirement under the old Act that if the Company proposes to redeem some but not all of the shares of a particular class or series of shares, it must redeem rateably among all the shareholders who hold shares of the particular class or series of shares. Again, if the PCPs are made inapplicable, the requirement in the PCPs that all redeemable shares be redeemed rateably will not apply. The Company does not have redeemable shares in its authorized share structure, so this PCP is not relevant to the Company in any event.

                                    EXHIBIT C

                         CHARTER OF THE AUDIT COMMITTEE

FINANCIAL EXPERIENCE.

     Each Member of the Audit Committee shall have sufficient financial experience and ability to enable such person to discharge the responsibilities of the Audit Committee, including accounting or business experience and relevant education. Further, at least one (1) Member of the Audit Committee shall be a "financial expert" within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002, and any rules and regulations promulgated there under, including that such person shall have:

          (a) an understanding of generally accepted accounting principles and financial statements;

          (b)  experience in -

               (i) the preparation or auditing of financial statements of generally comparable issuers;

               (ii) the application of such principles in connection with the accounting for estimates, accruals and reserves;

              (iii) experience with internal accounting controls; and

               (iv) an understanding of Audit Committee functions.

SELECTION OF THE FINANCIAL EXPERT.

     At its first meeting following adoption of this Revised Audit Committee Charter, the Committee shall select the Member of the Audit Committee serving thereon as the "financial expert" of the Committee, and the person so serving shall authorize the Company to identify such person thereafter as the financial expert of the Committee. The financial expert shall bear no lesser or greater responsibility to the Company than the other Members of the Board of Directors on the Audit Committee.

EXCLUSIVE AUTHORITY OF THE COMMITTEE.

     The Audit Committee shall have exclusive authority over the hiring, firing, and terms of engagement of each public accounting firm which performs any audit services required by the Company or any subsidiary thereof. No such public accounting firm may render non-audit services to the Company or any subsidiary thereof without prior approval by the Audit Committee, unless the requirement of prior approval is waived by the Audit Committee. The Audit Committee may delegate to one (1) or more designated members of the Audit Committee the authority, subject to ratification by the full Committee, to grant waivers permitted hereunder.

Waiver shall be permissible only if granted prior to completion of the audit for the period or periods in which the non-audit services were rendered, and the fees received by the public accounting firm for such non-audit services were not more than five (5%) percent of the total fees paid to such firm during the fiscal year in which such non-audit services were provided.

     Notwithstanding the foregoing, the Audit Committee may not permit, and may not waive, the necessity for prior approval of any non-audit service involving:

     1. bookkeeping or other services related to the accounting records or financial statements of the audit client;

     2.   financial information systems design and implementation;

     3. appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

     4.   actuarial services;

     5.   internal audit outsourcing services;

     6.   management functions or human resources;

     7.   broker or dealer, investment adviser, or investment banking services;

     8.   legal services and expert services unrelated to the audit; and

     9. any other service that the Board determines, by regulation, is impermissible.

REPORTS TO AUDIT COMMITTEES.

     The Audit Committee shall receive and retain timely reports of each public accounting firm which performs any audit services for the Company relating to:

     (i)  accounting policies and practices to be used;

     (ii) any alternative treatments of financial information, within generally accepted accounting principles, discussed with management and considered by such firm;

    (iii) other material written communications between such firm and management, including, but not limited to, any management letter or schedule of unadjusted differences.

AUDIT PARTNER ROTATION.

     The Committee shall undertake to assure that neither the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit of the Company's financial statements for any fiscal year ending on or after the date of adoption of those Charter persons who have performed audit services of any kind for the Company during the five (5) consecutive years immediately preceding such fiscal year.

COMPLAINT PROCEDURES:

     The Audit Committee shall establish procedures for:

     (a) the receipt, retention of any complaints regarding accounting, internal accounting controls or auditing matters; and

     (b) the confidential, anonymous submission by employees, and former employees, consultants of, and advisors to the company relating to concerns regarding questionable accounting or auditing matters

OTHER RESPONSIBILITIES.

     The Audit Committee shall also have such other responsibilities as the Committee shall deem necessary and appropriate to implement the provisions of this Charter, including:

          1. to receive the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and to discuss with the independent accountant the independent accountant's independence;

          2. to recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report;

          3. to review with the independent auditors the Company's independent system of audit and financial controls and results of internal audits and to review such matters with appropriate members of management;

          4. to review and discuss with management the Company's financial report, accounting standards and principles of the Company, and any significant changes in such standards or principles or in their application;

          5. to review any and all transactions, including any material modifications of continuing transactions, between the Company and any officer or officers thereof for conflict of interests considerations;

          6. to review all other matters pertaining to the integrity of management, including conflicts of interest, adherence to standards of business conduct, and report to the full Board thereon;

          7. to review and approve the adoption of a code of ethics to be developed by the full Board of Directors for senior financial officers; and

                  8. to respond to any claim of wrongful discharge or discrimination in employment for any alleged cause or reason protected by Title 18 United States Code SECTION 1514A.

INDEPENDENT COUNSEL; ADVISERS.

     The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties, and to require the Company to provide appropriate funding, as determined by the Audit Committee, for the payment to any advisers so employed by the Audit Committee.

                                    EXHIBIT D

              ETHICS CODE FOR CHIEF EXECUTIVE OFFICER ("OFFICERS")
               AND ALL OTHER SENIOR OFFICERS AND EXECUTIVES OF THE
                             COMPANY ("EXECUTIVES")

     The Chief Executive Officer ("CEO") and all other senior officers and executives of the company (collectively "Executives") shall serve the company subject to the following specific ethical obligations:

1. The CEO and all Executives shall endeavor to comply, and to cause the Company to comply, with all applicable governmental laws, rules and regulations impacting on the Company's business and operations.

2. The CEO and all Executives shall endeavor to act fairly, honestly, and forthrightly towards each other, other employees of the Company, customers of and vendors to the Company, and the shareholders.

3. The CEO and all Executives shall not engage in personal or professional relationships with each other, other employees of the Company, customers of or vendors to the Company which are in conflict with the obligations of the Company to such persons, or which may create the appearance of a conflict of interests.

4. All Executives shall promptly bring to the attention of the CEO, and the CEO shall promptly bring to the attention of the Board of Directors, the Audit Committee or any other appropriate Committee of the Board any information concerning any (a) unethical behavior or dishonest or illegal acts involving any management or other employee who has a significant role in the Company's financial reporting, disclosures or internal controls or which (b) constitutes a violation of this Code of Ethics, including any actual or apparent conflicts of interest between the individual's personal and corporate relationships.

5. All Executives shall promptly bring to the attention of the CEO and the CEO shall promptly bring to the attention of the Board of Directors, the Audit Committee or any other appropriate Committee of the Board any information concerning any material violation of the Securities Laws or other laws, rules or regulations applicable to the Company and the operation of its business, by the Company or any employee or agent thereof.

6. The CEO and other Executives will promote full, fair, accurate, and timely disclosure in all reports and other documents the Company files with, or furnishes or submits, to the Securities and Exchange Commission.

7. All Executives shall promptly bring to the attention of the CEO, and the CEO shall promptly bring to the attention of the Board of Directors, the Audit Committee or any other appropriate Committee of the Board, any material information of which she or he may become aware which impugns or suggests the unreliability of the truth and honesty of the disclosures made by the Company in its public filings, or other publicly released statements.

8. All Executives shall promptly bring to the attention of the CEO, and the CEO shall promptly bring to the attention of the Board of Directors, the Audit Committee or any other appropriate Committee of the Board any information concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

                        ANNUAL MEETING OF SHAREHOLDERS OF


                          ELEPHANT & CASTLE GROUP INC.

                                  JUNE 3, 2004

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.




     Please detach along perforated line and mail in the envelope provided.

--------------------------------------------------------------------------------

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE                               /X/
--------------------------------------------------------------------------------
                                                             FOR AGAINST ABSTAIN
PROPOSAL ONE: Election of the                                / /   / /     / /
following nominees as directors:                   PROPOSAL TWO: To alter the
                                                    authorized share structure
                       NOMINEES:                    of the Company set forth in
/ / FOR ALL NOMINEES   O Jeffrey M. Barnett         the Notice of Articles by
                       O Richard H. Bryant          creating 10,000,000
/ / WITHHOLD AUTHORITY O Thomas Chambers            Preferred Shares with a par
    FOR ALL NOMINEES   O Richard M. Kelleher        value of CDN $1.00 each and
                       O George Pitman              having the special rights
/ / FOR ALL EXCEPT     O Colin Stacey               and restrictions attached to
    (See instructions  O David Wiederecht           the resolutions set forth in
    below)                                          Exhibit A to the
                                                    accompanying Proxy
                                                    Statement.

                                                             FOR AGAINST ABSTAIN
                                                             / /   / /     / /
                                                   PROPOSAL THREE: To alter the
                                                    Notice of Articles of the
                                                    Company to remove the
                                                    application of the
                                                    Pre-existing Company
                                                    Provisions deemed to apply
                                                    to the Company by virtue of
                                                    the coming into force of the
                                                    new British Columbia
                                                    Business Corporations Act,
                                                    all as set forth in the
                                                    resolutions attached as
                                                    Exhibit B to the
                                                    accompanying Proxy
                                                    Statement.

                                                             FOR AGAINST ABSTAIN
                                                             / /   / /     / /
                                                   PROPOSAL FOUR: Ratification
INSTRUCTION: To withhold authority to               of Appointment of Pannell
vote for any individual nominee(s), mark            Kerr Forster Worldwide as
"FOR ALL EXCEPT" and fill in the circle             Auditors for the fiscal year
next to each nominee you wish to                    ending December 26, 2004.
withhold, as shown here:
------------------------------------------------






------------------------------------------------
To change the address on your account,
please check the box at right and
indicate your new address in the address
space above. Please note that changes to    / /
the registered name(s) on the account
may not be submitted via this method.
------------------------------------------------

Signature                             Signature
of Shareholder_________ Date:________ of Shareholder _____________ Date:________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                 NOTES TO PROXY

Shareholders who are unable to attend the Meeting are requested to complete and deposit this proxy no later than 12:00 noon (Vancouver Time), June 1, 2004, either with the Company at Twelfth Floor, 1190 Hornby Street, Vancouver, British Columbia, Canada, V6Z 2K5 or by fax to 604-684-8595 or at the offices of the Company's Registrar and Transfer Agent, American Stock Transfer and Trust Company, located at 6201, 15th Avenue, Brooklyn, New York, 11219, USA.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR OR AGAINST, OR THE VOTING OF SUCH SHARES WILL BE WITHHELD OR ABSTAINED FROM, AS THE CASE MAY BE, ON ANY POLL (BALLOT) IN RESPECT OF THE ITEMS SET FORTH IN THE FORM OF PROXY AS THE SHAREHOLDER MAY HAVE SPECIFIED BY MARKING AN "X" IN THE PLACE PROVIDED FOR THAT PURPOSE. If no choice is specified, the shares will be voted on any poll (ballot) as if the shareholder had specified voting for (i.e. in favour of) the items, and the shareholder hereby confers discretionary authority on the proxyholder or proxyholders hereby appointed to vote the shares accordingly.

EACH SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHICH MAY BE A COMPANY AND WHO NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT ON THE SHAREHOLDER'S BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY. If the shareholder does not want to appoint the persons designated in the Form of Proxy, the shareholder should strike out their names and insert in the blank space provided the name of the person the shareholder wishes to act as the shareholder's proxyholder and, if desired, an alternate proxyholder. A proxyholder or alternate proxyholder need not be a shareholder of the Company.

In the case of any amendments or variations to the proposed resolutions, and in the case of any other matters which may properly come before the Meeting, the shareholder hereby confers discretionary authority on the proxyholder hereby appointed to act and vote on the shareholder's behalf on any poll (ballot), as the proxyholder to the proxyholder's sole discretion may see fit, all in the same manner and to the same extent and with the same power as the shareholder could, if the shareholder were personally present at such meeting. No such amendments, variations, or other matters were known to management at the time this proxy was solicited.

In addition to revocation in any manner permitted by law, proxy may be revoked by an instrument in writing signed by the shareholder or by notifying the Company at the office of the Company, located at Twelfth Floor, 1190 Hornby Street, Vancouver, British Columbia, Canada, V6Z 2K5, or by fax to 604-684-8595, or at the offices of the Company's Registrar and Transfer Agent, American Stock Transfer and Trust Company, located at 6201, 15th Avenue, Brooklyn, New York, 11219, USA at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof, or as to any matter in respect of which a vote shall not already have been cast pursuant to such proxy, with the Chairman of the Meeting on the day of the Meeting, or at any adjournment thereof, and upon either of such deposits the proxy is revoked.

                               FORM OF PROXY CARD
                          ELEPHANT & CASTLE GROUP INC.

                     ANNUAL MEETING TO BE HELD JUNE 3, 2004
                   FOR HOLDERS OF RECORD AS OF APRIL 8, 2004

                    THIS PROXY IS SOLICITED BY MANAGEMENT OF
                 ELEPHANT & CASTLE GROUP INC. (THE "COMPANY").

The undersigned Shareholder(s) of the Company hereby appoint(s) Richard Bryant, or in his absence, Roger Sexton, or in place of the foregoing, _______________ as proxy for the undersigned to vote the Shares held by the undersigned as directed herein, and as said proxies may determine with respect to other business as may properly come before the meeting or any adjournment thereof.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                          ELEPHANT & CASTLE GROUP INC.


                              TO REGISTERED HOLDERS
                 AND NON-REGISTERED HOLDERS (BENEFICIAL HOLDERS)

In accordance with National Instrument 54-102 (the "Instrument") and pursuant to securities legislation:

(a)      registered shareholders of Elephant & Castle Group Inc. (the
         "Issuer") may elect annually to have their name added to the Issuer's supplementary mailing list in order to receive, at no cost, quarterly financial statements and other reports required to be sent under securities legislation for the Issuer's first, second and third fiscal quarters; and

(b) non-registered shareholders of the Issuer may elect annually to have their name added to the Issuer's supplementary mailing list in order to receive, at no cost, quarterly financial statements and other reports required to be sent under securities legislation for the Issuer's first, second and third fiscal quarters.

If you are interested in receiving such quarterly financial statements and reports, please complete and return this form.

If this form is not returned, we will assume you do not wish to receive these quarterly financial statements and reports; however, you will continue to receive the audited annual financial statements, annual report and proxy-related material in accordance with securities legislation.

--------------------------------------------------------------------------------
                             Elephant & Castle Group Inc.

NAME OF SHAREHOLDER:         __________________________________________

ADDRESS:                     __________________________________________

                             __________________________________________

SIGNATURE:                   __________________________________________
                             I certify that I am a registered shareholder.

SIGNATURE:                   __________________________________________
                             I certify that I am a non-registered shareholder
                             (beneficial holder).

DATE:                        __________________________________________

--------------------------------------------------------------------------------

MAIL TO: ELEPHANT & CASTLE GROUP INC.
         12TH FLOOR - 1190 HORNBY STREET
         VANCOUVER, B.C.   V6Z 2K5